                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY


         FIRST AMENDMENT, dated as of October 19, 1998 (this "Amendment"), to the Credit Agreement, dated as of April 17, 1998 (the "Credit Agreement"), among Tom Brown, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed to amend the Credit Agreement to increase the Commitments thereunder to $100,000,000.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         2. Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" appearing in such subsection and substituting in lieu thereof the following definition:

            "Applicable Margin: on each day when the Utilization Percentage is less than 50%, 0.75% per annum; on each day when the Utilization Percentage is equal to or greater than 50% but less than or equal to 75%, 1.00% per annum; and on each day when the Utilization Percentage is greater than 75%, 1.25% per annum."

            (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" from the definition of "Maximum Loan Amount" and substituting therefor the amount "$100,000,000".

         3. Amendment to Schedule I. Schedule I to the Credit Agreement is hereby amended by deleting such Schedule I in its entirety and inserting in lieu thereof Schedule I to this Amendment.

         4. Amendment to Subsection 6.4. (a) Subsection 6.4(b) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.

            (b) Subsection 6.4(c) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".

            (c) Subsection 6.4 to the Credit Agreement is hereby amended by adding the following new paragraph (d) to the end of such subsection:

            "(d) Guarantee Obligations in respect of Petroleum
            Price Hedge Agreements and Interest Rate Protection
            Agreements entered into in compliance with subsection
            6.15."

         5. Agreement. Notwithstanding any provision in the Credit Agreement:

            (a) Additional Loans made on or after the date of the Amendment Effective Date (as defined below) shall be made in accordance with the pro rata provisions of subsection 2.13 of the Credit Agreement based on the Commitment Percentages in effect on and after the Amendment Effective Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of Loans in excess of its Commitment, in which case such excess amount will be made pro rata and allocated to the remaining Lenders based on their respective Commitments in effect on and after the Amendment Effective Date).

            (b) In the event that on the Amendment Effective Date there is an unpaid principal amount of ABR Loans, the Borrower shall make prepayments thereof and the Borrower shall make borrowings of ABR Loans and/or Eurodollar Loans in accordance with subsection 2.2, as the Borrower shall determine, so that, after giving effect thereto, the ABR loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.13 of the Credit Agreement and the Commitment Percentages in effect on and after the Amendment Effective Date.

            (c) In the event that on the Amendment Effective Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Borrower elects to prepay any thereof in accordance with the applicable provisions of the Credit Agreement), and on the last day of the respective Interest Periods, the Borrower shall make prepayments thereof and the Borrower shall make borrowings of ABR Loans and/or Eurodollar Loans in accordance with Subsection 2.2, so that, after giving effect thereto, the ABR Loans and Eurodollar Loans outstanding are held as nearly as may be in accordance with the pro rata provisions of subsection 2.13 of the Credit Agreement and the Commitment Percentages in effect on and after the Amendment Effective Date.

         6. Effectiveness. The amendments provided for herein shall become effective on the date (the "Amendment Effective Date") that the following conditions precedent have been satisfied:

            (a) the Agent shall have received, with a counterpart for each Lender, this Amendment, duly executed and delivered by the Borrower, the Required Lenders, each Lender whose Commitment is being increased and the Agent;

            (b) the Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment;

            (c) the Agent shall have received, with a counterpart for each Lender, an opinion of Lynch, Chappell & Alsup, counsel to the Borrower, dated the date hereof, in form and substance satisfactory to the Agent covering such matters as the Agent may reasonably request;

            (d) each of the Agent and each Lender shall have received any fees and expenses required to be received by it on the Amended Effective Date;

            (e) each Lender shall have received for its account a promissory note of the Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A to the Credit Agreement, with appropriate insertions as to date and principal amount; and

            (f) the Agent shall have received, in form and substance satisfactory to it, a written confirmation of the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of each Subsidiary Guarantor.

         7. Representations and Warranties. After giving effect to this Amendment, on the Amendment Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement.

         8. Miscellaneous. (a) Except as otherwise expressly modified by this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms.

            (b) The Borrower shall pay the reasonable fees and disbursements of counsel to the Agent incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

            (c) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers on the date first above written.


                                      TOM BROWN, INC.


                                      By: /s/ Donald L. Evans
                                         ---------------------------------------
                                      Name:   Donald L. Evans
                                      Title:  Chairman of the Board of Directors
                                              and Chief Executive Officer


                                      THE CHASE MANHATTAN BANK,
                                        as Agent and as a Lender


                                      By: /s/ Peter M. Ling
                                         ---------------------------------------
                                      Name:   Peter M. Ling
                                      Title:  Vice President



                                      NATIONSBANK, N.A., as successor in merger
                                        with NationsBank of Texas, N.A.,
                                        as Co-Agent and as a Lender


                                      By: /s/ Frank K. Stowers
                                         ---------------------------------------
                                      Name:   Frank K. Stowers
                                      Title:  Vice President



                                      U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                      By: /s/ Charles S. Searle
                                          --------------------------------------
                                      Name:   Charles S. Searle
                                      Title:  Senior Vice President

                                   Schedule I
                                   ----------

                                   Commitments
                                   -----------

        The Chase Manhattan Bank                         $ 35,000,000
        NationsBank, N.A.(1)                             $ 32,500,000
        U.S. Bank National Association                   $ 32,500,000
                                                         ------------
                                                         $100,000,000


                              Addresses for Notices
                              ---------------------

        The Chase Manhattan Bank
        270 Park Avenue, 32nd Floor
        New York, New York  10017
        Attention: Oil & Gas Group
        Fax:  (212) 270-3897

        NationsBank, N.A.1
        901 Main Street, 64th Floor
        Dallas, Texas 75202
        Attention:  Dale Wilson
        Fax:  (214) 508-1286

        U.S. Bank National Association
        918 17th Street
        CNBB0300
        Denver, CO  80202
        Attention:  Charles S. Searle
        Fax:  (303) 585-4362









        ---------
        (1)   As successor in merger with NationsBank of Texas, N.A.